SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2008

ONSTREAM MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-22849	65-0420146
(Commission File Number)	(IRS Employer Identification Number)

1291 SW 29 Avenue, Pompano Beach, Florida 33069
(Address of executive offices and Zip Code)

(954)917-6655
(Registrant's Telephone Number, Including Area Code)

______________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 9, 2008 we issued a press release announcing that our management will conduct a conference call at 4:30 p.m. ET on Thursday, May 15, 2008, to discuss our fiscal second quarter results for the six months ended March 31, 2008. We also announced that we anticipate releasing financial results and filing our Form 10-QSB after the close of trading that same day. A copy of the press release, which is incorporated herein by reference and includes instructions for accessing the call, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.    Description

99.1	Press release dated May 9, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONSTREAM MEDIA CORPORATION

By: /s/ Robert E. Tomlinson
May 9, 2008	Robert E. Tomlinson, CFO